Federated Adjustable Rate U.S. Government Fund, Inc.
(formerly, Fortress Adjustable Rate U.S. Government Fund, Inc.)

6TH SEMI-ANNUAL REPORT
AUGUST 31, 1996
ESTABLISHED 1991

INCOME

PRESIDENT'S MESSAGE

[Graphic]

Dear Fellow Shareholder:

I am pleased to present the Semi-Annual Report for Federated Adjustable Rate U.S. Government Fund, Inc.

The Report covers the six-month period from March 1, 1996, through August 31, 1996. Kathy Foody-Malus, Vice President of Federated Advisers discusses today's interest rate environment, its past and present effect on adjustable rate mortgage-backed issues, and the fund's performance. Following her discussion, you will find a complete listing of the fund's holdings and its financial statements.

The bond market rally of 1995 came to an end during the first quarter of 1996 as interest rates rose quickly. While bond prices fell as a result, the fund's short-term investment arena of 18 to 20 months proved much less volatile than longer term bonds.

Specifically, the fund's short-maturity holdings helped protect shareholders against a significant loss of principal in a period of rising interest rates. Of course, the fund continued to pay competitive income distributions that totaled $0.25 per share during the period. The fund's six-month total return performance was 2.17%* based on net asset value.

In addition, the fund maintained its AAAf rating by Standard & Poor's Ratings Group, the highest quality rating available for a mutual fund.**

Thank you for your confidence in Federated Adjustable Rate U.S. Government Fund, Inc. Consider the advantage of adding to your account and reinvesting your dividends. As always, we welcome your comments and questions.

Sincerely,

[Graphic]

Richard B. Fisher
President
October 15, 1996

* Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The fund's total return for the period reflecting the 1% contingent deferred sales charge (that applies to shares redeemed within four years) was 1.20%.

** An AAAf rating by Standard & Poor's means that the fund's portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults. This rating, however, is subject to change and does not remove market risk.

Investment Review

[Graphic]
Kathy Foody-Malus
Vice President,
Federated Advisers

[Graphic]

JUST WHEN 1994'S RATE ENVIRONMENT AND NEGATIVE BOND MARKET NEARLY FADED FROM MEMORY, 1996 SAW A RETURN OF RISING INTEREST RATES AND FALLING BOND PRICES -- WITHOUT ANY ACTION BY THE FEDERAL RESERVE BOARD. CAN YOU COMMENT?

Basically, an economic recovery forced rates higher. The first half of fiscal 1996, by all definitions, was robust; second quarter GDP was 4.8%, following first quarter GDP growth of 2.0%. On a year-over-year basis, GDP growth was up 2.6% in the second quarter, which was the highest quarter since the first quarter of 1995. As the second half of 1996 started, the economic data being released initially showed signs of weakness. However, this optimism was short-lived, as stronger economic numbers surfaced in August which forced yields on Treasurys to year-to-date highs. For example, both consumer outlays and factory output rebounded in August from the early summer doldrums. The labor market has continued to tighten as payroll growth on a year-to-date basis has averaged 236,000 per month, and wage inflation is continuing to pick up.

These economic numbers, in combination with the revelation that the Federal Reserve Board (the "Fed") assumed a tightening bias at the July meeting, have bond market participants anticipating when the Fed will tighten monetary policy. We anticipate continued gnashing of teeth and wringing of hands by investors as to what course of action the Fed pursues over the balance of 1996.

[Graphic]

IN THIS ENVIRONMENT, HOW DID FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND PERFORM FOR SHAREHOLDERS FOR THE PAST 6 MONTHS?

The fund provided a dividend stream of $0.25 per share over the period. The total return for the period was 2.17%* based on net asset value. This compares to a total return of 2.39% for the Merrill Lynch 1-Year Treasury
Note Index,** 1.48% for the Merrill Lynch 2-Year Treasury Note Index,** and 2.20% for the Lipper ARMs Fund Average.**

* Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return for the period reflecting the fund's 1% contingent deferred sales charge (that applies to shares redeemed within four years) was 1.20%.

** The Merrill Lynch 1-Year Treasury Note Index and Merrill Lynch 2-Year
   Treasury Note Index are comprised of the most recently issued 1-Year Treasury Notes and 2-Year Treasury Notes, respectively. Index returns are calculated as total returns for periods of one, three, and twelve months as well as year-to-date. These indices are unmanaged and actual investments cannot be made in an index. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services as falling into the particular categories. Lipper figures do not reflect sales charges.

[Graphic]

THE FUND'S STRATEGY OF PURSUING INCOME WITH MINIMAL PRINCIPAL FLUCTUATION WAS TESTED DURING THE PERIOD. WHAT WAS THE KEY INFLUENCE ON FUND
PERFORMANCE?

Over the course of the past six months, interest rates in the 1-2 year area of the U.S. Treasury market rose on average 75 basis points. The adjustable rate market during this time period was the best performing fixed-income sector due to the demand for short-duration investments, as the possibility increased that the Federal Reserve would institute a rate hike. Within the adjustable rate sector, seasoned ARM securities were the asset of choice given the shorter duration and higher income stream. The fund's portfolio has always had a core holding in seasoned conventional ARM securities. This core holding in combination with U.S. Treasurys and seasoned fixed-rate mortgages has allowed the fund to perform quite well in this difficult market environment.

[Graphic]

HOW IS THE PORTFOLIO OF THE FUND INVESTED?

The fund's portfolio is primarily invested in adjustable rate mortgage issues as follows:

Federal Home Loan Mortgage Corporation (FHLMC)        43.49%
Federal National Mortgage Association (FNMA)          25.28%
Government National Mortgage Association (GNMA)       16.42%
U.S. Treasury Notes                                   11.62%


TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN
FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.
 (FORMERLY, FORTRESS ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.)

INITIAL INVESTMENT:

IF YOU MADE AN INITIAL INVESTMENT OF $6,000 IN THE FUND, ON JULY 25, 1991, REINVESTED DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $7,477 ON AUGUST 31, 1996. YOU WOULD HAVE EARNED A 4.39%* AVERAGE ANNUAL TOTAL RETURN FOR THE 5-YEAR INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of September 30, 1996, the fund's average annual one-year, five-year, and since inception (7/25/91) total returns were 4.56%, 4.38% and 4.48% respectively.*

[Graphic omitted- see appendix A]

* Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 1% contingent deferred sales charge prior to 48 months.

  Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.
FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.
(FORMERLY, FORTRESS ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.)

ONE STEP AT A TIME:

$1,000 INVESTED EACH YEAR FOR 5 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $6,715.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the fund on July 25, 1991, reinvested your dividends and capital gains, and didn't redeem any shares, you would have invested only $6,000, but your account would have reached a total value of $6,715* by August 31, 1996. You would have earned an average annual total return of 4.30%.*

A practical investment plan helps you pursue long-term performance from U.S. government securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. This investment plan works for you even if you invest only $1,000 annually. You can take it one step at a time. Put time and compounding to work!

[Graphic omitted- see appendix B]

* No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices, and all accumulated shares have the ability to pay income to the investor.

  Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.
FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.
(FORMERLY, FORTRESS ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 1996 (UNAUDITED)

    PRINCIPAL
     AMOUNT                                                                                             VALUE
 U.S. GOVERNMENT OBLIGATIONS -- 86.1%
 $ 107,333,313   Federal Home Loan Mortgage Corp. PC ARM -- 44.0%
                 7.125%-7.946%, 4/1/2018-4/1/2029                                                    $110,652,646
     8,038,873   Federal National Mortgage Association -- 3.5%
                 9.50%-12.25%, 12/1/2010-7/1/2016                                                       8,864,232
    54,446,577   Federal National Mortgage Association ARM -- 22.0%
                 5.65%-7.621%, 1/1/1999-6/1/2029                                                       55,463,424
    20,940,831   Government National Mortgage Association ARM -- 8.3%
                 5.50%-6.00%, 10/20/2025-5/20/2026                                                     20,953,420
    18,399,377   Government National Mortgage Association -- 8.3%
                 11.00%-12.00%, 3/15/2013-5/15/2020                                                    20,835,534
                   TOTAL U.S. GOVERNMENT OBLIGATIONS (IDENTIFIED COST $215,318,701)
                    216,769,256
 U.S. TREASURY OBLIGATIONS -- 11.8%
    29,300,000   U.S. Treasury Notes
                 5.00%-7.25%, 1/31/1998-2/15/1998                                                      29,558,362
                   TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST $29,615,104)
                    29,558,362
 (A)REPURCHASE AGREEMENT -- 3.2%
     8,100,000   Bankers Trust Company, 5.27%, dated 8/30/1996, due 9/3/1996
                  (AT AMORTIZED COST)                                                                   8,100,000
                   TOTAL INVESTMENTS (IDENTIFIED COST $253,033,805)(B)                               $254,427,618


(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(b) The cost of investments for federal tax purposes amounts to $253,033,805. The net unrealized appreciation of investments on a federal tax basis amounts to $1,393,813 which is comprised of $1,863,960 appreciation and $470,147 depreciation at August 31, 1996.

Note: The categories of investments are shown as a percentage of net assets
     ($251,556,323) at August 31, 1996.

The following acronyms are used throughout this portfolio:

ARM -- Adjustable Rate Mortgage
PC -- Participation Certificate

(See Notes which are an integral part of the Financial Statements)

FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.
(FORMERLY, FORTRESS ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.)
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1996 (UNAUDITED)

 ASSETS:
 Total investments in securities, at value (identified and tax cost $253,033,805)                  $254,427,618
 Cash                                                                                                    11,348
 Income receivable                                                                                    3,799,178
 Receivable for shares sold                                                                             159,979
 Deferred expenses                                                                                      130,174
    Total assets                                                                                    258,528,297
 LIABILITIES:
 Payable for investments purchased                                                 $5,054,763
 Payable for shares redeemed                                                        1,236,367
 Income distribution payable                                                          454,396
 Accrued expenses                                                                     226,448
    Total liabilities                                                                                 6,971,974
 NET ASSETS for 26,479,328 shares outstanding                                                      $251,566,323
 NET ASSETS CONSIST OF:
 Paid in capital                                                                                   $294,337,661
 Net unrealized appreciation of investments                                                           1,393,813
 Accumulated net realized loss on investments                                                       (44,149,920)
 Distributions in excess of net investment income                                                       (25,231)
    Total Net Assets                                                                               $251,556,323
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 Net Asset Value Per Share: ($251,556,323 O 26,479,328 shares outstanding)                                $9.50
 Offering Price Per Share:                                                                                $9.50
 Redemption Proceeds Per Share: (99.00/100 of $9.50)*                                                     $9.41


* See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.
(FORMERLY, FORTRESS ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.)
STATEMENT OF OPERATIONS
AUGUST 31, 1996 (UNAUDITED)

 INVESTMENT INCOME:
 Interest (net of dollar roll expense of $129,421)                                                $ 8,981,662
 EXPENSES:
 Investment advisory fee                                                          $  845,459
 Administrative personnel and services fee                                           106,528
 Custodian fees                                                                       40,190
 Transfer and dividend disbursing agent fees and expenses                             93,259
 Directors'/Trustees' fees                                                             6,594
 Auditing fees                                                                         8,708
 Legal fees                                                                            2,974
 Portfolio accounting fees                                                            33,559
 Distribution services fee                                                           352,274
 Shareholder services fee                                                            352,274
 Share registration costs                                                             74,078
 Printing and postage                                                                 20,786
 Insurance premiums                                                                    3,834
 Taxes                                                                                45,696
 Miscellaneous                                                                        10,366
    Total expenses                                                                 1,996,579
 Waivers --
    Waiver of investment advisory fee                           $ (200,721)
    Waiver of distribution services fee                           (338,183)
    Waiver of shareholder services fee                             (14,091)
       Total waivers                                                                (552,995)
          Net expenses                                                                              1,443,584
             Net investment income                                                                  7,538,078
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments                                                                    (390,172)
 Net change in unrealized (depreciation) of investments                                            (1,255,912)
    Net realized and unrealized loss on investments                                                (1,646,084)
       Change in net assets resulting from operations                                             $ 5,891,994


(See Notes which are an integral part of the Financial Statements)

FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.
(FORMERLY, FORTRESS ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.)
STATEMENT OF CHANGES IN NET ASSETS

                                                                                 SIX MONTHS
                                                                                    ENDED
                                                                                 (UNAUDITED)       YEAR ENDED
                                                                                  AUGUST 31,       FEBRUARY 29,
                                                                                     1996              1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net investment income                                                          $  7,538,078      $  20,405,963
 Net realized gain (loss) on investments ($390,172 net gain and
 $2,738,947 net loss, respectively, as computed for federal tax purposes)           (390,172)         2,283,920
 Net change in unrealized appreciation (depreciation)                             (1,255,912)         1,057,057
   Change in net assets resulting from operations                                  5,891,994         23,746,940
 NET EQUALIZATION CREDITS (DEBITS) --                                                (72,471)           (87,428)
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net investment income                                         (7,352,646)       (19,965,541)
 Distributions in excess of net investment income                                    (25,231)            --
   Change in net assets resulting from distributions to shareholders              (7,377,877)       (19,965,541)
 SHARE TRANSACTIONS --
 Proceeds from sale of shares                                                      6,702,844         13,345,918
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                                            4,523,143         10,152,854
 Cost of shares redeemed                                                         (62,302,791)      (142,096,084)
   Change in net assets resulting from share transactions                        (51,076,804)      (118,597,312)
     Change in net assets                                                        (52,635,158)      (114,903,341)
 NET ASSETS:
 Beginning of period                                                             304,191,481        419,094,822
 End of period                                                                  $251,556,323      $ 304,191,481


(See Notes which are an integral part of the Financial Statements)

FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.
(FORMERLY, FORTRESS ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.)
FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                  SIX MONTHS
                                    ENDED
                                 (UNAUDITED)
                                   AUGUST 31,                             YEAR ENDED FEBRUARY 28 OR 29,
                                     1996            1996            1995            1994              1993           1992(A)
 NET ASSET VALUE, BEGINNING
 OF PERIOD                          $ 9.55          $ 9.46          $ 9.79          $ 9.90            $ 9.98          $10.00
 INCOME FROM INVESTMENT
 OPERATIONS
  Net investment income               0.25            0.54            0.47            0.43              0.53            0.47
  Net realized and unrealized
  gain (loss) on investments         (0.05)           0.08           (0.32)          (0.11)            (0.08)          (0.06)
  Total from investment
  operations                          0.20            0.62            0.15            0.32              0.45            0.41
 LESS DISTRIBUTIONS
  Distributions from net
  investment income                  (0.25)          (0.53)          (0.47)          (0.43)            (0.53)          (0.42)
  Distributions in excess of
  net investment income(b)             --              --            (0.01)            --                --            (0.01)
  Total distributions                (0.25)          (0.53)          (0.48)          (0.43)            (0.53)          (0.43)
 NET ASSET VALUE, END
 OF PERIOD                          $ 9.50          $ 9.55          $ 9.46          $ 9.79            $ 9.90          $ 9.98
 TOTAL RETURN(C)                      2.17%           6.77%           1.58%           3.27%             4.58%           4.14%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                            1.02%*          1.02%           1.02%           1.02%             1.01%           0.63%*
  Net investment income               5.35%*          5.67%           4.76%           4.38%             5.29%           6.79%*
  Expense waiver/
  reimbursement(d)                    0.39%*          0.34%           0.30%           0.24%             0.01%           0.37%*
 SUPPLEMENTAL DATA
  Net assets, end of period
  (000 omitted)                   $251,566        $304,191        $419,095        $798,213        $1,136,198        $965,289
  Portfolio turnover                    67%            144%            170%             40%               56%             22%


* Computed on an annualized basis.

(a) Reflects operations for the period from July 25, 1991 (date of initial public investment) to August 31, 1992.

(b) Distributions in excess of net investment income were the result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.
(FORMERLY, FORTRESS ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.)
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1996 (UNAUDITED)

1. ORGANIZATION

Federated Adjustable Rate U.S. Government Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The investment objective of the Fund is to provide current income with volatility of principal which is lower than investment companies investing primarily in fixed-rate mortgage securities.
Effective March 31, 1996, the Fund changed its name from Fortress Adjustable Rate U.S. Government Fund, Inc. to Federated Adjustable Rate U.S. Government Fund, Inc.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

   INVESTMENT VALUATIONS -- U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

   REPURCHASE AND REVERSE REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank or broker to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase and reverse repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

   The Fund is also permitted to enter into reverse repurchase agreements, in which the Fund sells U.S. government securities to financial institutions and agrees to repurchase the securities at an agreed upon price and date.

   The Fund will only enter into repurchase with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

   FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

   At February 29, 1996, the Fund, for federal tax purposes, had a capital loss carryforward of $43,759,747, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

    EXPIRATION YEAR           EXPIRATION AMOUNT
          2000                   $   135,570
          2001                   $ 6,101,688
          2002                   $12,916,149
          2003                   $21,867,393
          2004                   $ 2,738,947


   EQUALIZATION -- The Fund follows the accounting practice known as equalization. With equalization, a portion of the proceeds from sales and costs of redemptions of fund shares (equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction) is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of fund shares.

   WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

   DEFERRED EXPENSES -- The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period of five years from the Fund's commencement date.

   DOLLAR ROLL TRANSACTIONS -- The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.
   USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

   OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At August 31, 1996, there were 5,000,000,000 shares of $0.001 par value capital stock authorized. Transactions in capital stock were as follows:

                                                          PERIOD ENDED           YEAR ENDED
                                                        AUGUST 31, 1996      FEBRUARY 29, 1996
 Shares sold                                                705,613              1,402,242
 Shares issued to shareholders in
 payment of distributions declared                          476,164              1,067,460
 Shares redeemed                                         (6,556,592)           (14,914,416)
  Net change resulting from share transactions           (5,374,815)           (12,444,714)


4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   INVESTMENT ADVISORY FEE -- Federated Advisers, the Fund's investment adviser, (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

   ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

   DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

   SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services, ("FSS") the Fund will pay FSS up to 0.25% of daily average net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

   TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

   PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

   GENERAL -- Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended August 31, 1996, were as follows:

PURCHASES         $183,643,771
SALES             $235,097,052

TRUSTEES                             OFFICERS
John F. Donahue                      John F. Donahue
Thomas G. Bigley                       Chairman
John T. Conroy, Jr.                  Richard B. Fisher
William J. Copeland                    President
James E. Dowd                        J. Christopher Donahue
Lawrence D. Ellis, M.D.                Executive Vice President
Edward L. Flaherty, Jr.              Edward C. Gonzales
Peter E. Madden                        Executive Vice President
Gregor F. Meyer                      John W. McGonigle
John E. Murray, Jr.                    Executive Vice President, Treasurer,
Wesley W. Posvar                       and Secretary
Marjorie P. Smuts                    Douglas L. Hein
                                       Assistant Treasurer
                                     S. Elliott Cohan
                                       Assistant Secretary


Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

[Graphic]

Federated Investors
Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.

[Graphic]

Cusip 314072109
2091401 (10/96)





                                 APPENDIX

A. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text beneath it, which shows that an initial of $6,000 in Federated Adjustable Rate U.S. Government Fund, Inc. in 1991 would have grown to $7,477. The `x axis feflects the cost of invesmtne, the ``y'' axis relfects computation periods from 1991 to 1996, and the right margin reflects a total investment range from $0 to $9,000. The chart further indicates the ending market value attributable to principal, as well as the ending market value attributable to capital gains and reinvested dividends.

B. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text beneath it, which shows that a yearly investment of $1,000 in Federated Adjustable Rate U.S. Government Fund, Inc. in 1991 would have grown to $6,715. The `x'' axis reflects the cost of investment, the `y'' axis reflects computation periods from 1987 to 1996, and the right margin reflects a total investment range from $0 to $7,000. The chart further indicates the ending market value attributable to principal, as well as the ending market value attributable to capital gains and reinvested dividends.